Exhibit 2.8

FIRST AMENDMENT TO NOTE PURCHASE AND GUARANTEE AGREEMENT

This First Amendment to Note Purchase and Guarantee Agreement (this “Amendment”), dated as of October 27, 2015, is made by and among CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Company”), CHICAGO BRIDGE & IRON COMPANY N.V., a corporation incorporated under the laws of The Netherlands (the “Parent Guarantor” and, together with the Company, the “Obligors”), and each of the institutions set forth on the signature pages to this Amendment (collectively, the “Noteholders”).

RECITALS:

A. The Obligors and each of the Noteholders have heretofore entered into the Note Purchase and Guarantee Agreement dated as of July 22, 2015 (as amended, amended and restated, supplemented or otherwise modified, the “Note Purchase Agreement”), pursuant to which the Company issued U.S. $200,000,000 aggregate principal amount of its 4.53% Senior Notes, due July 30, 2025 (the “Notes”).

B. The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

D. All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, the Obligors and the Noteholders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

1. Amendments to Note Purchase Agreement. Subject to the terms and conditions set forth herein, the Note Purchase Agreement (exclusive of Schedules thereto) is amended as follows:

(a) Section 10.3 of the Note Purchase Agreement is hereby amended by amending and restating the initial proviso to the final paragraph thereto to read as follows: “provided that there shall be excluded from any determination of a “substantial part” any (i) sale or disposition of assets in the ordinary course of business of the Obligors and their Subsidiaries (including sales or dispositions of worthless, damaged or obsolete equipment), (ii) any transfer of assets from any Obligor to any Subsidiary or from any Subsidiary to any Obligor or another Subsidiary, (iii) any sale or disposition in connection with Project Bluefin consummated on or prior to March 31, 2016 and (iv) any sale or disposition of property acquired by any Obligor or any Subsidiary after the date of this Agreement to any Person within 365 days following the acquisition or construction of such property by Obligor or such Subsidiary if an Obligor or such Subsidiary shall concurrently with such sale or other disposition, lease such property, as lessee;”.

(b) Section 10.8 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(b) The Parent Guarantor shall not permit its Consolidated Net Worth at any time on or after September 30, 2015 to be less than the sum of (x) seventy-five percent (75%) of the actual net worth of the Parent Guarantor and its Subsidiaries on a consolidated basis as of September 30, 2015 plus (y) fifty percent (50%) of the sum of Consolidated Net Income (if positive) earned in each fiscal quarter, commencing with the fiscal quarter ending on December 31, 2015.”

2. Amendment to Defined Terms. Schedule B to the Note Purchase Agreement is hereby amended by adding the following new definition in its proper alphabetical order:

‘“Project Bluefin” means, collectively, the acquisition by a direct, wholly owned subsidiary of Westinghouse Electric Company LLC (“WECLLC”) of all of the issued and outstanding shares of capital stock or membership interests of CB&I Stone & Webster, Inc. (the “Transferred Company”) pursuant to that certain Purchase Agreement by and among the Parent Guarantor, the Transferred Company, WECLLC and a direct, wholly owned subsidiary of WECLLC, as amended, and all transactions, sales of assets and dispositions pursuant thereto and in connection therewith.”’

3. Representations and Warranties of the Obligors. To induce the Noteholders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), each Obligor represents and warrants to the Noteholders that:

(a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of such Obligor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b) the Note Purchase Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of such Obligor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c) the execution, delivery and performance by such Obligor of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, any Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause
(iii)(A)(3) of this Section 3(c);

(d) as of the date hereof immediately prior to and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing;

(e) no fee or form of other consideration is being given to any lender under any outstanding Credit Agreement to consent to the amendment to the Credit Agreements entered into on the date hereof;

(f) CB&I Stone & Webster, Inc. (the “Transferred Company”) is the direct or indirect owner of the following Subsidiaries: CB&I Contractors, Inc., Shaw Nuclear Services, Inc., Field Services, LLC, CB&I Nuclear Technology Solutions, LLC, Shaw Global Services, LLC, CB&I Stone & Webster Construction, Inc., CB&I Stone & Webster International, Inc., Stone & Webster Services, LLC and CB&I Stone & Webster Asia, Inc.; and

(g) all of the representations and warranties contained in Section 5 of the Note Purchase Agreement are true and correct in all material respects (in all respects in the case of representations and warranties qualified by materiality, Material Adverse Effect or similar language in the text thereof) with the same force and effect as if made by such Obligor on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or due solely as a result of actions taken by the Obligors in accordance with the covenants set forth in the Note Purchase Agreement.

4. Effectiveness; Conditions Precedent. This Amendment and the amendments to the Note Purchase Agreement provided in Sections 1 and 2 hereof shall be effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a) executed counterparts of this Amendment, duly executed by the Obligors and the holders of not less than 51% of the outstanding principal of the Notes and consented to by the Subsidiary Guarantors shall have been delivered to the Noteholders;

(b) the Noteholders shall have received evidence of the execution and effectiveness of the Purchase Agreement by and among the Parent Guarantor, the Transferred Company, Westinghouse Electric Company LLC and a direct, wholly owned subsidiary of Westinghouse Electric Company LLC related to Project Bluefin;

(c) the representations and warranties of the Obligors set forth in Section 3 hereof are true and correct on and with respect to the date hereof;

(d) the Obligors shall have paid the fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders in connection with the negotiation, preparation, approval, execution and delivery of this Amendment; and

(e) the Noteholders shall have received a copy of an amendment to each outstanding Credit Agreement incorporating substantially similar amendments to those contained in this Amendment.

5. Miscellaneous.

(a) This Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this

Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

(b) Each Subsidiary Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under its Subsidiary Guarantee, and (iii) agrees that this Amendment and all documents delivered in connection herewith do not operate to reduce or discharge its obligations under the Note Purchase Agreement or its Subsidiary Guarantee.

(c) Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Note Purchase Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.

(d) The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

(e) This Amendment shall be governed by and construed in accordance with New York law.

[Signature pages follow.]

IN WITNESS WHEREOF, the undersigned has duly executed this Amendment as of the date first written above.

CHICAGO BRIDGE & IRON COMPANY N.V., as the Parent Guarantor

By: CHICAGO BRIDGE & IRON COMPANY B.V., as its Managing Director

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Authorized Signatory

[Signature to Amendment to 2015 Note Purchase Agreement)]

CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Authorized Signatory

CB&I TYLER COMPANY

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CB&I INC.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY, an Illinois corporation

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

A&B BUILDERS, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

ASIA PACIFIC SUPPLY COMPANY

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

[Signature to Amendment to 2015 Note Purchase Agreement)]

CBI AMERICAS LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CSA TRADING COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CB&I WOODLANDS L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CBI COMPANY LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CENTRAL TRADING COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CONSTRUCTORS INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HBI HOLDINGS, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

[Signature to Amendment to 2015 Note Purchase Agreement)]

HOWE-BAKER INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER ENGINEERS, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER HOLDINGS, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER MANAGEMENT, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER INTERNATIONAL MANAGEMENT L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

MATRIX ENGINEERING, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

MATRIX MANAGEMENT SERVICES, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

[Signature to Amendment to 2015 Note Purchase Agreement)]

OCEANIC CONTRACTORS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CBI VENEZOLANA, S.A.

By:	/s/ Rui Orlando Gomes
	Name:	Rui Orlando Gomes
	Title:	Treasurer

CBI MONTAJES DE CHILE LIMITADA

By:	/s/ Rui Orlando Gomes
	Name:	Rui Orlando Gomes
	Title:	Director/Legal Representative

CB&I EUROPE B.V.

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Director

CBI EASTERN ANSTALT

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Director

CBI LUXEMBOURG S.a.r.L.

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Director

[Signature to Amendment to 2015 Note Purchase Agreement)]

CB&I POWER COMPANY B.V. (f/k/a/ CMP HOLDINGS B.V.)

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Director

Executed by CBI Constructors Pty Ltd ACN 000 612 411 in accordance with section 127 of the Corporations Act 2001:

Ian Michael Bendesh /s/ Ian Michael Bendesh	Ross Adame /s/ Ross Adame
Director/company secretary	Director

/s/ IAN MICHAEL BENDESH	/s/ ROSS ADAME
Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

CBI ENGINEERING AND CONSTRUCTION CONSULTANT (SHANGHAI) CO. LTD.

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Chairman

CBI (PHILIPPINES), INC.

By:	/s/ Peter K. Bennett
	Name:	Peter K. Bennett
	Title:	President

CBI OVERSEAS, LLC

By:	/s/ Walter Browning
	Name:	Walter Browning
	Title:	Secretary

CBI CONSTRUCTORS (PNG) PTY. LIMITED

By:	/s/ Peter K. Bennett
	Name:	Peter K. Bennett
	Title:	Director

[Signature to Amendment to 2015 Note Purchase Agreement)]

CB&I CONSTRUCTORS LIMITED

By:	/s/ Kevin J. Forder
	Name:	Kevin J. Forder
	Title:	Director

CB&I HOLDINGS (U.K.) LIMITED

By:	/s/ Kevin J. Forder
	Name:	Kevin J. Forder
	Title:	Director

CB&I UK LIMITED

By:	/s/ Richard E. Chandler, Jr.
	Name:	Richard E. Chandler, Jr.
	Title:	Director

CB&I LUMMUS CREST LTD.

By:	/s/ L.T.M. Kester
	Name:	L.T.M. Kester
	Title:	Managing Director

CB&I MALTA LIMITED

By:	/s/ L.T.M. Kester
	Name:	L.T.M. Kester
	Title:	Director

LUTECH RESOURCES LIMITED

By:	/s/ L.T.M. Kester
	Name:	L.T.M. Kester
	Title:	Director

NETHERLANDS OPERATING COMPANY B.V.

By:	/s/ Imre A. Csoti
	Name:	Imre A. Csoti
	Title:	Director

[Signature to Amendment to 2015 Note Purchase Agreement)]

CBI NEDERLAND B.V.

By:	/s/ Imre A. Csoti
	Name:	Imre A. Csoti
	Title:	Director

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Geoffrey R. Loft
	Name:	Geoffrey R. Loft
	Title:	Director

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Geoffrey R. Loft
	Name:	Geoffrey R. Loft
	Title:	Director

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Geoffrey R. Loft
	Name:	Geoffrey R. Loft
	Title:	Director

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By:	/s/ Douglas Arthur Willard
	Name:	Douglas Arthur Willard
	Title:	Managing Director

LUMMUS TECHNOLOGY HEAT TRANSFER B.V.

By:	/s/ Richard E. Chandler, Jr.
	Name:	Richard E. Chandler, Jr.
	Title:	Director

LEALAND FINANCE COMPANY B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

[Signature to Amendment to 2015 Note Purchase Agreement)]

CB&I FINANCE COMPANY LIMITED

By:	/s/ Kevin J. Forder
	Name:	Kevin J. Forder
	Title:	Director

CB&I OIL & GAS EUROPE B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

CBI COLOMBIANA S.A.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Director

CHICAGO BRIDGE & IRON COMPANY B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

LUMMUS INTERNATIONAL CORPORATION

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President – Finance – Treasurer

HUA LU ENGINEERING CO., LTD.

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Director

CB&I TECHNOLOGY VENTURES, INC. (f/k/a LUMMUS CATALYST COMPANY LTD.)

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President & Treasurer

[Signature to Amendment to 2015 Note Purchase Agreement)]

LUMMUS OVERSEAS CORPORATION

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President & Treasurer

CATALYTIC DISTILLATION TECHNOLOGIES

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Management Committee Member

LUMMUS TECHNOLOGY, INC.

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	CFO & Treasurer

CBI SERVICES, INC.

By:	/s/ Philip Asherman
	Name:	Philip Asherman
	Title:	Director

WOODLANDS INTERNATIONAL INSURANCE COMPANY

By:	/s/ Robert Havlick
	Name:	Robert Havlick
	Title:	Director

CB&I HUNGARY HOLDING LIMITED LIABILITY COMPANY

By:	/s/ Virginia M. Stanley
	Name:	Virginia M. Stanley
	Title:	Managing Director

LUMMUS NOVOLEN TECHNOLOGY GMBH

By:	/s/ Godofredo Follmer
	Name:	Godofredo Follmer
	Title:	Managing Director

[Signature to Amendment to 2015 Note Purchase Agreement)]

CB&I LUMMUS GMBH

By:	/s/ Andreas Schwarzhaupt
	Name:	Andreas Schwarzhaupt
	Title:	Managing Director

CB&I S.R.O.

By:	/s/ Jiri Gregor
	Name:	Jiri Gregor
	Title:	Managing Director

CBI PERUANA S.A.C.

By:	/s/ Peter Rano
	Name:	Peter Rano
	Title:	General Manager

HORTON CBI LIMITED

By:	/s/ Marc R. Beauregard
	Name:	Marc R. Beauregard
	Title:	President

CB&I (NIGERIA) LIMITED

By:	/s/ Douglas Arthur Willard
	Name:	Douglas Arthur Willard
	Title:	Director

CB&I SINGAPORE PTE LTD.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Director

CB&I NORTH CAROLINA, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

[Signature to Amendment to 2015 Note Purchase Agreement)]

SHAW ALLOY PIPING PRODUCTS, LLC

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Manager

CB&I Walker LA, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Manager

CB&I CONTRACTORS INC. (f/k/a SHAW CONSTRUCTORS, INC.)

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

CB&I STONE & WEBSTER CONSTRUCTION, INC.
(f/k/a STONE & WEBSTER CONSTRUCTION, INC.)

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

CB&I STONE & WEBSTER, INC. (f/k/a STONE & WEBSTER, INC.)

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

CB&I STONE & WEBSTER ASIA, INC. (f/k/a STONE & WEBSTER ASIA, INC.)

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

CB&I ENVIRONMENTAL & INFRASTRUCTURE, INC. (f/k/a SHAW ENVIRONMENTAL, INC.)

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

[Signature to Amendment to 2015 Note Purchase Agreement)]

CB&I OVERSEAS (FAR EAST) LTD.

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Director

THE SHAW GROUP INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

LUMMUS GASIFICATION TECHNOLOGY LICENSING COMPANY

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Director

CB&I LAURENS, INC.

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Vice President – Global Tax

CB&I GOVERNMENT SOLUTIONS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

SHAW SSS FABRICATORS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

[Signature to Amendment to 2015 Note Purchase Agreement)]

This Amendment is hereby

accepted and agreed to as

of the date hereof.

THE GIBRALTAR LIFE INSURANCE COMPANY CO., LTD.

By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager

By:	Prudential Investment Management, Inc., as Sub-Adviser

	By:	/s/ Chris L. Halloran
Vice President

We acknowledge that The Gibraltar Life Insurance Co., Ltd. holds $34,000,000.00 of the Notes.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Chris L. Halloran
Vice President

We acknowledge that The Prudential Insurance Company of America holds $24,150,000.00 of the Notes.

PRUDENTIAL RETIREMENT GUARANTEED COST BUSINESS TRUST

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ Chris L. Halloran
Vice President

We acknowledge that Prudential Retirement Guaranteed Cost Business Trust holds $1,000,000.00 of the Notes.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

CHICAGO BRIDGE & IRON COMPANY N.V.

FIRST AMENDMENT TO 2015 NOTE PURCHASE AND GUARANTEE AGREEMENT

This Amendment is hereby

accepted and agreed to as

of the date hereof.

FARMERS INSURANCE EXCHANGE

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Chris L. Halloran
Vice President

We acknowledge that Farmers Insurance Exchange holds $7,595,000.00 of the Notes.

MID CENTURY INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Chris L. Halloran
Vice President

We acknowledge that Mid Century Company holds $3,255,000.00 of the Notes.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

CHICAGO BRIDGE & IRON COMPANY N.V.

FIRST AMENDMENT TO 2015 NOTE PURCHASE AND GUARANTEE AGREEMENT

This Amendment is hereby

accepted and agreed to as

of the date hereof.

METROPOLITAN LIFE INSURANCE COMPANY

NEW ENGLAND LIFE INSURANCE COMPANY
by	Metropolitan Life Insurance Company, Its Investment Manager

By:	/s/ John Wills
	Name:	John Wills
	Title:	Managing Director

We acknowledge that Metropolitan Life Insurance Company holds $17,800,000.00 of the Notes.

We acknowledge that New England Life Insurance Company holds $4,600,000.00 of the Notes.

METLIFE INSURANCE K.K.
by	MetLife Investment Advisors, LLC, Its Investment Manager

SYMETRA LIFE INSURANCE COMPANY
by	MetLife Investment Advisors, LLC, Its Investment Manager

By:	/s/ John Wills
	Name:	John Wills
	Title:	Managing Director

We acknowledge that Metlife Insurance K.K. holds $4,600,000.00 of the Notes.

We acknowledge that Symetra Life Insurance Company holds $9,000,000.00 of the Notes.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

CHICAGO BRIDGE & IRON COMPANY N.V.

AMENDMENT TO 2015 NOTE PURCHASE AND GUARANTEE AGREEMENT

This Amendment is hereby

accepted and agreed to as

of the date hereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Delaware Investment Advisers,
a series of Delaware Management Business Trust, Attorney in Fact

	By:	/s/ Karl Spaeth
		Name:	Karl Spaeth
		Title:	Vice President

We acknowledge that The Lincoln Life Insurance Company holds $33,000,000 of the Notes.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

CHICAGO BRIDGE & IRON COMPANY N.V.

AMENDMENT TO 2015 NOTE PURCHASE AND GUARANTEE AGREEMENT

This Amendment is hereby

accepted and agreed to as

of the date hereof.

AMERICAN FAMILY LIFE INSURANCE COMPANY

By:	/s/ David L. Voge
	Name:	David L. Voge
	Title:	Fixed Income Portfolio Manager

We acknowledge that American Family Life Insurance Company holds $5,000,000 of the Notes.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

CHICAGO BRIDGE & IRON COMPANY N.V.

AMENDMENT TO 2015 NOTE PURCHASE AND GUARANTEE AGREEMENT

This Amendment is hereby

accepted and agreed to as

of the date hereof.

ASSURITY LIFE INSURANCE COMPANY

By:	/s/ Victor Weber
	Name:	Victor Weber
	Title:	Senior Director - Investments

We acknowledge that Assurity Life Insurance Company holds $3,000,000 of the Notes.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

CHICAGO BRIDGE & IRON COMPANY N.V.

AMENDMENT TO 2015 NOTE PURCHASE AND GUARANTEE AGREEMENT

This Amendment is hereby

accepted and agreed to as

of the date hereof.

CMFG LIFE INSURANCE COMPANY

By:	MEMBERS Capital Advisors, Inc. Acting as Investment Advisor

By:	/s/ Allen R. Cantrell
	Name:	Allen R. Cantrell
	Title:	Managing Director, Investments

We acknowledge that CMFG Life Insurance Company holds $3,000,000 of the Notes.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

CHICAGO BRIDGE & IRON COMPANY N.V.

AMENDMENT TO 2015 NOTE PURCHASE AND GUARANTEE AGREEMENT

This Amendment is hereby

accepted and agreed to as

of the date hereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Thomas M. Donohue
	Name:	Thomas M. Donohue
	Title:	Managing Director

We acknowledge that The Guardian Life Insurance Company of America holds $25,000,000 of the Notes.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

CHICAGO BRIDGE & IRON COMPANY N.V.

AMENDMENT TO 2015 NOTE PURCHASE AND GUARANTEE AGREEMENT

This Amendment is hereby

accepted and agreed to as

of the date hereof.

Southern Farm Bureau Life Insurance Company

By:	/s/ David Divine
	Name:	David Divine
	Title:	Senior Portfolio Manager

We acknowledge that Southern Farm Bureau Life Insurance Company holds $10,000,000 of the Notes.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

CHICAGO BRIDGE & IRON COMPANY N.V.

AMENDMENT TO 2015 NOTE PURCHASE AND GUARANTEE AGREEMENT